PORAT & CO.
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          Certified Public Accountants (ISR.)












                    Re: Consent of Independent Public Accountants
                        -----------------------------------------



          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on
          Form S-8 of  our report on the financial statements of Country Club
          Kfar-Saba Ltd. dated   March  11,  1994,   included  in  Ampal
          American  Israel Corporation's FORM 10-K for the  year ended December
          31,  1993   and  to   all   references  to  our  firm  in  this
          registration statement.








          August 11, 1994


                                           /s/ Porat & Co.
                                           Porat & Co.
                                           Certified  Public  Accountants (Isr.)